UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 23, 2001




                              LIZ CLAIBORNE, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, NY                                         10018
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 626-3500


                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 23, 2001, Liz Claiborne, Inc., a Delaware corporation (the "Company") (NYSE: LIZ), acquired all of the outstanding ordinary and preference shares of Mexx Group B.V., a private company with limited liability incorporated and existing under the laws of The Netherlands ("Mexx"), pursuant to the terms and conditions of a Share Purchase Agreement, dated as of May 15, 2001 (the "Purchase Agreement"), among the Company, LCI Acquisition U.S., Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("LCI Acquisition"), Liz Claiborne 2 B.V., a private company with limited liability incorporated and existing under the laws of The Netherlands and a wholly owned subsidiary of LCI Acquisition ("LCBV"). Mexx is engaged in the design, marketing, wholesale, retail and licensing of a wide range of fashion and fashion-related products for women, men and children under the various Mexx brands.

         To fund the transaction and to refinance certain indebtedness of Mexx, the Company borrowed approximately Euro 300 million pursuant to a 180-Day Credit Agreement, dated as of May 22, 2001, among the Company, the lenders party thereto, Citicorp North America, Inc., as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent (the "Credit Agreement").

         The descriptions contained herein of the Purchase Agreement and the Credit Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Credit Agreement which have been filed as
Exhibit 2.1 and Exhibit 10.1, respectively, to this report and are incorporated herein by reference. The Company's press release announcing the closing of this transaction is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The required financial statements will be filed by amendment not later than 60 days after May 23, 2001.


(B)      PRO FORMA FINANCIAL INFORMATION.

                  The required pro forma financial statements will be filed by amendment not later than 60 days after May 23, 2001.


(C)      EXHIBITS.

                  EXHIBIT           DESCRIPTION

                     2.1 Share Purchase Agreement, dated as of May 15, 2001, among Liz Claiborne, Inc., Liz Claiborne 2 B.V., LCI Acquisition U.S., Inc. and the other parties signatory thereto.


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                    10.1            Credit Agreement, dated as of May 22, 2001,
                                    among the Company, the lenders party
                                    thereto, Citicorp North America, Inc., as
                                    Administrative Agent and The Chase Manhattan
                                    Bank, as Syndication Agent.

                    99.1            Press Release of Liz Claiborne, Inc., dated
                                    May 23, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIZ CLAIBORNE, INC.



Dated: May 25, 2001                      By:
                                             -------------------------------
                                             Name:  Michael Scarpa
                                             Title: Chief Financial Officer


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                                  Exhibit Index


    EXHIBIT       DESCRIPTION

      2.1 Share Purchase Agreement, dated as of May 15, 2001, among Liz Claiborne, Inc., Liz Claiborne 2 B.V., LCI Acquisition U.S., Inc. and the other parties signatory thereto.

     10.1 Credit Agreement, dated as of May 22, 2001, among the Company, the lenders party thereto, Citicorp North America, Inc., as Administrative Agent and The Chase Manhattan Bank, as Syndication Agent.

     99.1         Press Release of Liz Claiborne, Inc., dated May 23, 2001.